                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint C. Scott Kulicke and Clifford G. Sprague, or either of them acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kulicke and Soffa Industries, Inc., relating to the offer and sale of shares of its Common Stock and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of February, 1997.

                                                   /s/ James W. Bagley
                                          -------------------------------------
                                                     JAMES W. BAGLEY

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint C. Scott Kulicke and Clifford G. Sprague, or either of them acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kulicke and Soffa Industries, Inc., relating to the offer and sale of shares of its Common Stock and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of February, 1997.

                                              /s/ Frederick W. Kulicke, Jr.
                                          -------------------------------------
                                                FREDERICK W. KULICKE, JR.

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint C. Scott Kulicke and Clifford G. Sprague, or either of them acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kulicke and Soffa Industries, Inc., relating to the offer and sale of shares of its Common Stock and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of February, 1997.

                                                   /s/ John A. O'Steen
                                          -------------------------------------
                                                      JOHN A. O'STEEN

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint C. Scott Kulicke and Clifford G. Sprague, or either of them acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kulicke and Soffa Industries, Inc., relating to the offer and sale of shares of its Common Stock and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of February, 1997.

                                                   /s/ Allison F. Page
                                          -------------------------------------
                                                      ALLISON F. PAGE

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint C. Scott Kulicke and Clifford G. Sprague, or either of them acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kulicke and Soffa Industries, Inc., relating to the offer and sale of shares of its Common Stock and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of February, 1997.

                                                /s/ MacDonell Roehm, Jr.
                                          -------------------------------------
                                                  MACDONELL ROEHM, JR.

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint C. Scott Kulicke and Clifford G. Sprague, or either of them acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kulicke and Soffa Industries, Inc., relating to the offer and sale of shares of its Common Stock and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of February, 1997.

                                               /s/ Larry D. Striplin, Jr.
                                          -------------------------------------
                                                 LARRY D. STRIPLIN, JR.

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint C. Scott Kulicke and Clifford G. Sprague, or either of them acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kulicke and Soffa Industries, Inc., relating to the offer and sale of shares of its Common Stock and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of February, 1997.

                                                  /s/ C. William Zadel
                                          -------------------------------------
                                                    C. WILLIAM ZADEL